Exhibit 99.1

Valmont Industries, Inc. | 2016 Investor Day 2 0 1 6 I N V E S T O R D A Y

Agenda Coatings Segment Rick Cornish Utility Segment Steve Kaniewski 10:15 Break Irrigation Segment Lenny Adams Financial Mark Jaksich 12:15 Lunch 2 Valmont Industries, Inc. | 2016 Investor Day 12:05 Q&A Operational Excellence Barry Ruffalo Engineered Support Structures Segment David LeBlanc 10:05 Q&A Energy & Mining Segment Barry Ruffalo 8:30 Company Direction, Strategy, Market Overview Mogens Bay

Forward-looking Statement Disclosure These slides contain (and the accompanying oral discussion will contain) “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including general economic and business conditions, conditions affecting the industries served by the Company and its subsidiaries, conditions affecting the Company’s customers and suppliers, competitor responses to the Company’s products and services, the overall market acceptance of such products and services, the integration of acquisitions and other factors disclosed in the Company’s periodic reports filed with the Securities and Exchange Commission. Consequently such forward-looking statements should be regarded as the Company’s current plans, estimates and beliefs. The Company does not undertake and specifically declines any obligation to publicly release the results of any revisions to these forward-looking statements that may be made to reflect any future events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events. 3 Valmont Industries, Inc. | 2016 Investor Day

Company & Strategy Overview Valmont Industries, Inc. | 2016 Investor Day Mogens Bay Chairman and Chief Executive Officer

Valmont Snapshot Focused On Agriculture And Infrastructure End Markets Market-cap $2.4 B 2015 Sales $2.6 B Global Footprint 84 Manufacturing Sites in 23 Countries Employees 10,700, Incl. 500 Engineers #1 or #2 in All of Our Markets 2015 Revenue by Segment 13% by Geography 3% 7% 28% 11% 10% 14% 65% 23% 26% ESS Utility Irrigation Coatings Energy & Mining U.S. ANZ EMEA Asia Other 5 Valmont Industries, Inc. | 2016 Investor Day

Valmont Business Model Strong, Global, Enduring Drivers TOTAL VALUE IMPACT FOCUS TVI CULTURE &TALENT VALUE CREATION NICHE MARKETS GLOBAL MINDSET/ FOOTPRINT LEVERAGE PRODUCTS, MARKETS, CAPABILITIES OPERATIONAL FOCUS Expand Global Reach 6 Valmont Industries, Inc. | 2016 Investor Day COMPETITIVE STRENTHS GROWTH DISCIPLINE

TOTAL VALUE IMPACT FOCUS TVI TVI ($m) $/Share 110 100 20 20 2003 2004 2005 2006 2007 2008 2009 2010* 2011 2012 2013 2014 2015 2001 2002 Delta acquisition disrupted the financial calculation in a significant way for 2010 Total Value Impact (TVI) = Net operating profit after tax – cost of capital (8.5%). See the Company’s table for TVI calculation at the end of this presentation. 7 Valmont Industries, Inc. | 2016 Investor Day 140 160 140 120 80 50 80 60 40 -10 -40 0 TVI Stock Price

NICHE MARKETS Economic Growth Requires Quality Infrastructure Lighting and Traffic Poles Wireless Communication Structures Utility Structures Access Systems Corrosion Protection Agriculture Needs to Increase Water Efficiency Center Pivot Irrigation Equipment Technology (Telemetry, Big Data) and Services 8 Valmont Industries, Inc. | 2016 Investor Day 2 1

LEVERAGE PRODUCTS, MARKETS, CAPABILITIES Leverage Current Product Offerings – – Current Products to New Markets Example: Global Expansion Leverage Market Reach – – New Products to Current Markets Example: Different Materials, Highway Safety Products Leverage Core Competencies – – – – – Skill Set Engineering Manufacturing Global Mindset Example: Coatings Business Core Competency 9 Valmont Industries, Inc. | 2016 Investor Day Markets Products Core Competency

CULTURE &TALENT 10 Valmont Industries, Inc. | 2016 Investor Day Deliver Results Continuous Improvement Integrity Passion

 Global Network of 500 Design and Structural Engineers 24/7 Capability Utilizing China and India Teams Recognized as North America’s Leading Design Expert in our Field 11 Valmont Industries, Inc. | 2016 Investor Day ENGINEERING

12 Valmont Industries, Inc. | 2016 Investor Day GLOBAL MINDSET FOOTPRINT

OPERATIONAL FOCUS “The Valmont Way” Safety 5 Core Competencies LEAN Best Practice Sharing Playbooks Resource Sharing 13 Valmont Industries, Inc. | 2016 Investor Day

Resegmentation Operating Income Percentage 2015 More transparency Focused management Engineered Support Structures 7.7% 8.9% Irrigation 13.8% 15.2% Energy and Mining 3.9% Revenue Former Segmentation 6% 10% Current Segmentation 13% 28% 10% 37% 21% 23% 26% 26% Irrigation ESS Utility Irrigation Coatings Energy and Mining EIP Utility Coatings Other 14 Valmont Industries, Inc. | 2016 Investor Day Other10.0% Coatings 16.7% 16.7% Utility 8.9% 8.9% Segment Before After

Long-term Financial Objectives Metric Goal 5 yr. Average Revenue Growth 5-10% 9.2% EPS Growth > 10% 9.5% ROIC > 10% 11.6% Free Cash Flow Conversion > 1.0x net earnings 0.82 15 Valmont Industries, Inc. | 2016 Investor Day

Strong Segment and Corporate Management Team Group President 21 years of experience 16 Valmont Industries, Inc. | 2016 Investor Day Mark Jaksich CFO Joined Valmont in 1983 32 years of experience Rick Cornish Group President Joined Valmont in 1996 28 years of experience Finance Coatings Barry Ruffalo EVP & Group President Joined Valmont in 2015 20 years of experience David LeBlanc Group President Joined Valmont in 2015 25 years of experience Energy & Mining Engineered Support Structures Steve Kaniewski Joined Valmont in 2010 Lennie Adams Group President Joined Valmont in 1979 37 years of experience Utility Irrigation

Global Coatings Segment Valmont Industries, Inc. | 2016 Investor Day Rick Cornish Group President

Global Coatings Segment Overview Pounds Coated 1.3 B from 60 Coating Lines 2015 Active Accounts 15,000 Global Footprint 33 Locations in 6 Countries (From one in 1997) Employees 2,000 2015 Sales 4% 16% Three key product/service areas Corrosion Costs the US $400B+ Annually Hot Dip Galvanizing Paint Systems – – – Powder Coating Liquid Painting Electro-Deposition Finishing Value Added – – – Transportation Sub-Assembly Sourcing/Supply Chain 80% Galvanizing Paint Value Add NACE (National Association of Corrosion Engineers) A Leader in Protecting and Enhancing Products That “Last Longer and Look Better” 18 Valmont Industries, Inc. | 2016 Investor Day

Total Addressable Market Total Global Market Galvanizing: ~$5B | Paint: ~$25B 19 Valmont Industries, Inc. | 2016 Investor Day Latin America Galvanizing $0.5B Paint $4.0B Asia-Pacific Galvanizing $1.2B Paint $10.0B EMEA Galvanizing $2.4B Paint $6.6B North America Galvanizing $1.6B Paint $5.3B

Global Coatings Historical Performance Operating Profit Sales (Millions) 30.0% 320 24.9% 21.9% 25.0% 300 20.1% 20.0% 280 15.0% 260 10.0% 240 5.0% 220 0.0% 200 (1) 2015 2011 2012 2013 2014 Sales OP percent (1) Before restructuring, impairments and certain non-recurring charges. See the Company’s Reg G reconciliation at end of presentation. 20 Valmont Industries, Inc. | 2016 Investor Day 25.4% 20.9% $301 $282 $281 $278 $255

Business Drivers Business Drivers Galvanizing – Intensity of Use (Pounds Per Capita) GDP/Economic Growth and Development Mature Economies 30 25 – Replacement or Upgraded Infrastructure 20 Developing Economies – New Infrastructure 15 Government Programs – – Highway Bill Alternative Energy Tax Credits 10 Global Commodity Demand 5 – Energy, Agriculture, Mining 0 Corrosion Awareness Europe North America China Brazil India – – Lifecycle Cost Analysis vs. Low Bid Sustainability Focus Intensity of Use 21 Valmont Industries, Inc. | 2016 Investor Day

2015 End Uses by Sales Diverse End Market/Customer Exposure 22 Valmont Industries, Inc. | 2016 Investor Day Serving Over 15,000 Active Customers Across Multiple Industries Extensive Coating/Value Added Service Offerings Multiple Quality Process Approvals and Certifications –ISO 9001 –NADCAP –Automotive –Aerospace –Milspec –Company/Industry Specific

# Global Coatings – North America



Valmont Coatings Sites
Recent Additions

## North American Galvanizing Market



Market by Sales(1)
Valmont

North American Hot Dip Galvanizing Market $1.6B
Approximately 3.9M Tons
(1) Company Estimates

**Differentiators**

- Valmont brand and reputation
- Distribution footprint, coast-to-coast locations
- Multi-plant coordination
- Unmatched product breadth, capabilities and services
- Engineering/technical expertise
- Valmont Coatings Operating System

**Recent Growth**

- American Galvanizing New Jersey
- Pure Metal Galvanizing Canada
  - Brantford
  - Rexdale
  - Mississauga
- Texas "Greenfield" Expansion

Valmont Industries, Inc. | 2016 Investor Day
23

Global Coatings – Asia and Australia Australia – 8 Locations Access to 80% of the market Divested of Perth facility in 2013 Idled Port Kembla kettle in 2015; now a distribution site Valmont Coatings Operating System implemented in 2015 Valmont Coatings Sites Australian Galvanizing Market(1) India – 1 Location Largest kettle in India Valmont Industrial Galvanizers Malaysia – 2 Locations Philippines – 1 Location (1) Company Estimates 24 Valmont Industries, Inc. | 2016 Investor Day

Hot Dip Galvanizing Process of dipping fabricated steel into a kettle or vat of molten zinc Factory applied; extremely controlled, which results in a distinct advantage over other corrosion protection methods Full immersion enables full protection – both external and internal exposed surfaces Proven to protect steel for over 100 years! 25 Valmont Industries, Inc. | 2016 Investor Day

Case Study: Hot Dip Galvanizing and Life Cycle Cost American Galvanizing Association (AGA) Golden Gate Bridge Brooklyn Bridge Opened in 1937 24,000 tons of the two main suspension cables and accessories were hot dip galvanized; they were made up from 80,000 miles of wire Remaining 84,000 tons of steel for the towers and suspended structure was painted “International Orange” 10,000 gallons of paint consumed each year for normal touch up Spend to date on painting and repainting, including full time painters and iron workers - $345M and growing Estimated cost if the entire bridge had been galvanized - $45M Opened in 1883 World’s first hot dip galvanized steel wire cable suspension bridge. They were made up of 14,500 miles of wires While the bridge has had major upgrades to accommodate modern traffic requirements the galvanized suspension system and granite towers are still performing well Appropriate Corrosion Technology Saving Taxpayer Dollars 26 Valmont Industries, Inc. | 2016 Investor Day vs.

Zinc – Sources, Uses, Availability Uses of Zinc(1) Traded on the London Metal Exchange All natural, durable mineral essential for Misc 3% Rolled Zinc 6% Compounds 9% – – – Human Health Environment Crops Brass/Bronze 10% A Sustainable Resource Galvanizing 58% Die Casting 14% Zinc Producing Regions (1) Source: International Zinc Association (IZA) Valmont Industries, Inc. | 2016 Investor Day 27

Additional Coatings Services Premier, synergistic coatings solution Further protects zinc surface from environmental conditions, extending life and achieving color aesthetic requirements Powder material is applied then heated (cured) to its melting point, after which it flows to form a smooth durable finish Very attractive and popular coating solution, unlimited color selection, containing no VOCs Highly resistant to scratches, cracking, peeling, UV rays and rust Electrochemical process that converts metal surface into a decorative, durable, corrosion-resistant, anodic oxide finish that is fully integrated with the underlying aluminum substrate, so it cannot chip or peel Water-based epoxy Economical, durable, and protective Automotive grade Automated production cycle is ideal for high volume, mass production 28 Valmont Industries, Inc. | 2016 Investor Day E-Coat – Electro Deposition Finish Anodizing Powder Coating Duplex Systems – Paint (Wet or Powder) Over Galvanizing

Key Strategic Growth Priorities Drive growth through targeted acquisitions, globally – Leverage existing Valmont manufacturing locations (North America and Latin America, EMEA, APAC) Expand market share where we currently are Enter developing markets – – Drive growth through “Greenfield” construction in targeted markets, globally – – Leverage existing Valmont manufacturing locations Selected “White Spaces” and developing markets Maintain the broadest product/service offering to meet even more of our customers’ needs; serve as a “strategic partner” to our customers Exploit scale opportunities and best practices across entire organization Fully implement Valmont Coatings Operating System 29 Valmont Industries, Inc. | 2016 Investor Day

The Valmont Way – Coatings Unique combination of operational, financial, communications, technology and performance management/development systems Developed over the past 20 years to serve our customers better Documented, readily exportable to new opportunities and continually improving 2015 Results Deployed at all locations 30 Valmont Industries, Inc. | 2016 Investor Day Lean Tools/Training and in use Gross Zinc Usage 600,000 pound improvement in usage Customer Turn Time improved 6% year-over-year Safety 23% incident reduction globally Shipped Complete On Time Improved to 97.8% in 2015 from 96% in 2014

Valmont Coatings Summary Scale, Footprint & Capability Of Operations Generate Opportunities Unique To Valmont Global footprint creates global opportunity Respected brand Broadest portfolio of services and capabilities in the industry Highly diversified customer base serving multiple industries Experienced, industry-leading management team “Greenfield” opportunities identified Strong acquisition pipeline; disciplined M&A process supported by integration excellence Valmont Coatings Operating System driving results; repeatable, exportable and expandable 31 Valmont Industries, Inc. | 2016 Investor Day

Energy and Mining Segment Valmont Industries, Inc. | 2016 Investor Day Barry Ruffalo Group President

Energy and Mining Segment Overview 2015 Revenues $338 million Manufacturing Facilities 21 in 12 countries Employees 1,742 Revenue By End Market Differentiators Revenue By Business Leading Brands Mining - #1 Large complex structure manufacturer in Northern Europe #1 in grinding media in Australia #1 access system supplier in Asia Pacific Oil and Gas - - Offshore & Construction Mining Consumables Wind Niche player with strong customer focus Best in class technical depth drives continuous differentiation Unique value propositions Civil Commercial Access Systems Industrial Utility 33 Valmont Industries, Inc. | 2016 Investor Day

Energy and Mining Historical Performance Operating Profit Sales (Millions) 12.0% $500 $450 10.0% $400 $350 8.0% $300 6.0% $250 $200 4.0% $150 $100 2.0% $50 0.0% $-2015 (1) 2011 2012 2013 2014 Revenue OP percent (1) Before restructuring, impairments and certain non-recurring charges. See the Company’s Reg G reconciliation at end of presentation.. 34 Valmont Industries, Inc. | 2016 Investor Day 10.4%10.3% 10.1% 9.3% $444 $340 3.9% $333 $320 $300

Energy and Mining Segment: Webforge/Locker Markets Served Extractive Screening Oil & Gas, Industrial, Commercial and Civil Construction Core Capabilities Civil Grating Customized Access Systems and Components 35 Valmont Industries, Inc. | 2016 Investor Day Functional Architectural Screening Access Systems Industrial Conveyance

Energy and Mining Segment: Webforge/Locker #1 in Asia Pacific, Opportunity to Expand Globally No Clear Global # 1 – Dominated by Regional Leaders 36 Valmont Industries, Inc. | 2016 Investor Day EMEA~$2B Americas ~$2B APAC~$1B

Energy and Mining Segment: Webforge/Locker Positioned to Capitalize on Growth Opportunities 37 Valmont Industries, Inc. | 2016 Investor Day Strong Position Webforge/Locker Brands Manufacturing Footprint in Asia Product Positioning Quality Customer Service Value Moving Forward Leverage Brand with Customers e.g. Global Engineering Procurement Construction (EPC) Firms Diversify from Oil and Gas to Other Markets Leverage Valmont Global Footprint Integrate Webforge & Locker Implement Valmont Way

Energy and Mining Segment: Valmont SM The #1 Player in Northern Europe Utility Structures Markets Served Wind Energy, Oil & gas and Civil Construction Core Capabilities Large Tower fabrication Large-Scale Complex Steel Structures World Class Project Management Compensators 38 Valmont Industries, Inc. | 2016 Investor Day Conveyers Civil Steel Wind Towers and Rotor Houses

Energy and Mining Segment: Valmont SM Leverage Core Capabilities and Unique Value Propositions 39 Valmont Industries, Inc. | 2016 Investor Day Strong Position Excellent Reputation Building Large-Scale Complex Steel Structures Painting/Coating Project Management Moving Forward Continued Growth of Investments in Off-Shore Wind Growth in Utility Transmission Structures in Northern Europe Diversify Revenue Streams Implement Robotic Welding Implement Valmont Way

Energy and Mining Segment: Valmont SM Target Solutions for Wind, Utility and Civil Markets Unique Value Proposition Global supplier of very large complex steel structures Deep domain expertise in wind energy Full design, project management and machine building skills Leverage Valmont global footprint 40 Valmont Industries, Inc. | 2016 Investor Day

Energy and Mining Segment: Donhad The Grinding Media Market Leader in Australia Markets Served Primarily Copper & Gold mining Core Capabilities Service-focused forged grinding media provider Customer-driven product development – – – Size Metallurgy Testing 41 Valmont Industries, Inc. | 2016 Investor Day Up to 40’ diameter

Grinding Media and Fasteners are Critical Ingredients in Mining Donhad’s Consumable Products are Designed to Elevate Mill Efficiency Process Flow – Copper Production Large drilling rigs bore a carefully designed pattern of holes into the rock Large shovels capable of scooping up to 100 tones of ore load ore into passing haul trucks Ore is directed to primary crushers, where it is crushed into small enough sizes to be placed on a conveyor belt Copper-containing minerals in concentrate are further separated from other elements Anodes created in the smelting process are purified by electrolytic refining Holes are filled with explosives Molten copper is cast into anodes weighing 800-900 pounds of 99.5% purity Copper product of 99.999 % purity is produced which is ready for the market Trucks can carry more than 300 tones of material per load Ore is then transferred by conveyor belt to concentrator facilities for further crushing and grinding Blast from explosives fragments the ore 42 Valmont Industries, Inc. | 2016 Investor Day Refining Smelting Crushing & Conveying Loading & Hauling Drilling & Blasting Comminution / Use of Grinding Media Concentrating Using mills containing rods, larger balls and then smaller balls, ore is further crushed and ground to a “beach sand” consistency Grinding is an integral part of this step; forged steel balls are preferred to optimize ore utilization rates

Energy and Mining Segment: Donhad Grow Through Product Development and Operational Excellence 43 Valmont Industries, Inc. | 2016 Investor Day Strong Position Excellent Operational Capability Donhad Brand Strong Product Quality Moving Forward New Materials for Product Improved Quality and Efficiency Drive Operational Excellence Export Sales Supported by Strong Technical “Know How” Implement Valmont Way

Energy and Mining Segment Summary Energy and Mining has leading brands – Can be leveraged outside of current regions and end markets Low cost manufacturing footprint – Leverage cost in current and new markets Untapped global opportunity – Leverage brands, strengths and capabilities Opportunity to improve cost structure and business effectiveness – Back office consolidation Drive Operational Excellence – Improve conversion cost World class team that knows our markets 44 Valmont Industries, Inc. | 2016 Investor Day

Utility Segment Valmont Industries, Inc. | 2016 Investor Day Steve Kaniewski Group President

# Utility Segment Overview

**Utility Market Leader in Engineered Tubular Steel & Concrete Support Structures & Services**

| | |
|---|---|
| Primary Products | Transmission, Distribution and Substation Structures |
| Facilities | 14 (9 US,1 Mexico, 1 Canada[1], 3 China[1]) |
| Employees | ~1,975 |

**Competitive Advantages**
- Global Manufacturing
- Strong Customer Relationships
- Industry Leading Product Offerings
- Engineering Excellence
- Product Innovation
- Risk Mitigation



[1] ESS plants

Valmont Industries, Inc. | 2016 Investor Day

46

Global High Level Market Drivers Reliability, Renewables and Integration Will Continue to Drive Transmission Investment Grid reliability growing in importance Electric grid requires significant investment due to many decades of underinvestment Average age of typical U.S. transmission line more than 30 years; many 50+ years Standards are pushing utilities to update their infrastructure Shift to gas, solar and wind will continue Global renewable targets continue to drive new grid build-out Changes in generation sources requires new substations and additions to transmission FERC 1000 – Integration of Power Markets Incumbents no longer automatically own projects, except in lower voltage classes Price the major driver; rate payer protection now the focus Diminishing incentives (i.e., lower ROEs) may slow investment Source(s): Transmission Hub Quarterly Update, June 10, 2015. Quanta Services Investor Presentation, 2015. NERC 2013 Long-Term Reliability Assessment. CThree North American Electric Transmission Market Update, August 2015 47 Valmont Industries, Inc. | 2016 Investor Day

Performance Over Time Valmont Global Utility Revenue $M OP % 25% $1,000 23.1% $900 $800 20% $700 $600 15% $500 10.9% $400 10% $300 $200 5% $100 $-0% 2015(1) 2006 2007 2008 2009 2010 2011 2012 2013 2014 Revenue OP % (1) Before restructuring, impairments and certain non-recurring charges. See the Company’s Reg G reconciliation at end of presentation.. 48 Valmont Industries, Inc. | 2016 Investor Day $962 18.2% $874 14.8% $825 11.5% $701 $675 8.9% $624 11.3% 12.9%13.6% 10.1% $465 $474 $345 $299

Utility North American Market Overview Sales are Still Primarily Utilities Through Rep Agencies Customers Access to Market Coop EPC Distributor 5% Transmission Company 6% 1% 2% Inside Sales 25% Utility 86% Sales Agent 75% 49 Valmont Industries, Inc. | 2016 Investor Day

Global Utility Market Overview Planned Line Kilometer Additions by Voltage Classification (2016 – 2018) By Region By Voltage Classification 80,000 50,000 73,720 43,577 45,000 70,000 40,000 60,000 35,000 50,000 30,000 40,000 25,000 20,000 30,000 15,000 20,000 10,000 10,000 3,340 5,000 2,204 - - Asia Europe North America Africa LatinMiddle Pacific Rim 765kV - 1000kV 500kV - Less Than 345kV -1000kV+ Undefined America East 765kV 345kV 500kV Source: Global High Voltage Transmission Line Projects Database and Report, July 2015 Global Market for Utility Infrastructure is Very Significant 50 Valmont Industries, Inc. | 2016 Investor Day 37,073 29,022 21,387 18,095 14,493 13,549 12,533 2,542 1,671

Addressable North American Market Sizes Opportunities for Growth Replacing Other Materials & Structures Current Served Market $1.3B Phase 1 Expansion Increase Served Market $2.8B Phase 2 Expansion Increase Served Market $4.0B Wood Transmission $0.8 Wood Transmission $0.8 Wood Transmission $0.8 Wood Distribution $1.1 Wood Distribution $1.1 Wood Distribution $1.1 Steel Monopole $1.3 Steel Monopole $1.3 Steel Monopole $1.3 Lattice $0.7 Lattice $0.7 Lattice $0.7 Source: CThree North American Electric Transmission Market Update, August 2015 Significant Market Opportunity Focused on Continued Penetration 51 Valmont Industries, Inc. | 2016 Investor Day

Utility Strategy Overview Strengthen, Grow, and Expand Core Markets Expand the Core Electrify the World International Markets Go-to-Market Grow the Core Lean Enterprise Global Footprint Strengthen the Core Product Breadth & Innovation Talent Management Customer Service 52 Valmont Industries, Inc. | 2016 Investor Day

# Product Breadth & Innovation – Strengthen the Core

## Percentage of Sales by Type



9%
11%
12%
68%
Transmission
Subtransmission (SW)
Substation
Distribution

- Proprietary engineering design software
  - 8 active pole patents
- World-wide engineering and drafting capabilities
- Steel Monopole, Hybrid Monopole, Muscle Poles, Concrete Monopole
- Substation: Custom Designed
- BOLD™ (Breakthrough Overhead Line Design) – exclusive manufacturer until 2022



**BOLD™**
Designed Poles

### Future Growth Opportunities

- PyraMax™ Lattice Alternative
- Real opportunities for future growth in all of our products
  - Lattice
  - Wood replacements
  - Expanded Substation offerings
  - Expanded distribution poles



Expand
Grow
Strengthen
THE CORE

Valmont Industries, Inc. | 2016 Investor Day
53

Talent and Customer Service – Strengthen the Core Leadership development allows us to excel with our customers Hire and retain outstanding people with passion and integrity Encouraging an environment of innovation, creativity, collaboration and operational excellence World class engineering and drafting in US, Mexico and China “…You dedicated multiple facilities, moved your production schedules, and produced 75 poles within a week and half. Valmont is one of a small number of ‘embedded’ suppliers within our war room…” Have alliance customers with the largest players in the business, relationships with all major players Emergency storm response service Critical, time-sensitive large-scale project management Risk management – multiple sites act as safety net Industry-leading history of quality, experience and performance Entergy Storm Response Example in response to Hurricane Isaac in 2012 Expand Grow Strengthen THE CORE 54 Valmont Industries, Inc. | 2016 Investor Day

Lean Enterprise – Grow the Core Lean Focus Over Time Allows for Margin Expansion Despite the Market Began in earnest within Utility division in 2014 Synonymous with continuous improvement Focus on Safety, Quality, Delivery and Cost One measure of productivity improved 15% YOY in 2015 – 2 year target is double that of 2014 Key is to spread best practices throughout the organization – quickly Expand Grow Strengthen THE CORE 55 Valmont Industries, Inc. | 2016 Investor Day

Utility Global Footprint – Grow the Core Strongest geographic footprint within the industry Best freight optimization Proximity to galvanizing Time to market Close to sources of steel and cement Steel Pole Manufacturing Facility Concrete Pole Manufacturing Facility Expand Grow Strengthen THE CORE 56 Valmont Industries, Inc. | 2016 Investor Day

Global Footprint – Grow the Core Continued Analysis of Footprint Critical as Market Becomes More Bid Oriented Maximizing use of low-cost manufacturing facilities Rationalized capacity (Mansfield, Brenham, Bay Minette, Mojave) over last two years Using S&OP process to maintain focus on use of lower cost sites Continuing to strategically optimize remaining sites / footprint Expand Grow Strengthen THE CORE 57 Valmont Industries, Inc. | 2016 Investor Day

Go-to-Market – Grow the Core Our market delivery initiatives drive our organic growth Accommodate regional product and construction differences, minimize freight Increase ‘share of wallet’ at existing customers via product offering Continue to strengthen alliance relationships Expand Grow Strengthen THE CORE 58 Valmont Industries, Inc. | 2016 Investor Day

International Markets – Grow the Core Increase Opportunities to Serve the Markets International markets currently dominated by lattice towers and inexpensive distribution poles – Move to monopoles will occur as aesthetics and right of way concerns gain prominence Expand product range to increase served market (e.g. PyraMax™) – Substation growth will accelerate due to an aging infrastructure and changes in generation sources (gas, solar, wind) Valmont’s global manufacturing footprint will allow us to increase served market as new product initiatives gain momentum Expand Grow Strengthen THE CORE Market Penetration of our Products Will Increase Over Time 59 Valmont Industries, Inc. | 2016 Investor Day

Electrify the World – Expand the Core Consider All Market Synergies and Adjacencies Over the long-term we will look to support utilities outside of monopole structures Adaptation of available products to increase served market Value-added service partnerships with EPCs Renewable energy structures and services Utility support services Internet of Things opportunities Expand the Core Electrify the World International Markets Go-to-Market Grow the Core Lean Enterprise Global Footprint Strengthen the Core Product Breadth & Innovation Talent Management Customer Service Opportunities Exist for us to Bring Value Outside of Current Products 60 Valmont Industries, Inc. | 2016 Investor Day

Valmont Industries, Inc. | 2016 Investor Day Q&A 2 0 1 6 I N V E S T O R D AY

Valmont Industries, Inc. | 2016 Investor Day Break 2 0 1 6 I N V E S T O R D AY

Engineered Support Structures Segment Valmont Industries, Inc. | 2016 Investor Day David LeBlanc Group President

Engineered Support Structures Segment Overview 2015 Revenues $771 million Manufacturing Facilities 28 in 12 countries Employees 3,400 Leading Shares Around the World 2015 Revenue APAC 23% by Region #1 in North America #2 in Europe Strong in key niches in China & India Complete Product Line & Industry Best Market Reach Compete in four main segments & all materials Sales infrastructure in all key geographies North America 60% Unmatched Global Production Footprint Low-cost positions in China, India and Eastern Europe High-end capabilities in US and Europe EMEA 17% Best in Class Technical Depth Drives Continuous Differentiation 64 Valmont Industries, Inc. | 2016 Investor Day

Products and Sub-Segments Product Overview Roadway & Residential Traffic & Mass Transit 65 Valmont Industries, Inc. | 2016 Investor Day

Products and Sub-Segments Product Overview High Mast & Sports Lighting Telecommunications Towers 66 Valmont Industries, Inc. | 2016 Investor Day

Engineered Support Structures Historical Performance Operating Profit Sales (Millions) 10.0% 1,000 9.0% 900 8.0% 800 7.0% 700 6.0% 600 5.0% 500 4.0% 400 3.0% 300 2.0% 200 1.0% 100 0.0% - 2011 2012 2013 2014 2015 Sales OP percent (1) Before restructuring, impairments and certain non-recurring charges. 67 Valmont Industries, Inc. | 2016 Investor Day 8.4% 8.9% 8.1% $800 $810 $772 5.0% $723 3.7% $682

Engineered Support Structures Market Context $5 B+ Global Market 68 Valmont Industries, Inc. | 2016 Investor Day Pacific $0.3B Latin America $0.4B Africa $0.3B India $0.3B Asia $1.5B Europe $1.1B North America $1.3B

Engineered Support Structures Global Footprint Finland Poland Estonia Netherlands UK Canada France USA China Morocco India Philippines Australia Markets with manufacturing presence Export markets served Facilities Unmatched Penetration Provides Broad Operating & Commercial Leverage 69 Valmont Industries, Inc. | 2016 Investor Day

Engineered Support Structures Market Context North America – Pockets of Growth Commercial & Residential Construction still recovering to 2006 peaks Increasing use of technology driving demand for smart poles US Highway Bill provides necessary support for project planning & execution Europe – Trending Flat Slow GDP growth and fiscal constraints prevail Other International – Growth in Key Sub-Segments Telecom: China, Australia, Mexico Traffic: Middle East, India, Africa 70 Valmont Industries, Inc. | 2016 Investor Day

Total Construction Spending Total Private Construction Spending Total Public construction Spending 2002 2004 2006 2008 2010 2012 2014 71 Valmont Industries, Inc. | 2016 Investor Day Solid Growth in NA Commercial & Residential Construction Market Context

Engineered Support Structures Business Drivers North American Market is approx. $1B, key end markets include: Traffic signal & roadway lighting Residential street lighting & Area lighting Intelligent Traffic Signal pole applications Fixing America’s Surface Transportation Act or “FAST Act” $305B highway bill signed by Pres. Obama on December 4, 2015 Provides long-term (5 yrs.) funding certainty allowing state & local governments to move forward with longer term projects The “Internet of Things” (IoT) will provide a further catalyst Capable of connecting 100 B devices Create an all-dimensional, user-centered information ecosystem Long Term Highway Bill Underpins N.A. Demand 72 Valmont Industries, Inc. | 2016 Investor Day

Engineered Support Structures Market Context The Future of Smart Poles Public Security Camera Street Light Air Quality Monitor 4G Local Wi-Fi Electric Car Charging Station Emergency Hotline 73 Valmont Industries, Inc. | 2016 Investor Day

Engineered Support Structures Market Context Emerging market roadway investment should experience sustained growth Source: International Energy Agency Global Land Transport and Infrastructure Requirements Study - 2013 Global Road Traffic Activity to Nearly Double to 43 trillion Annual Vehicle km is by 2050 74 Valmont Industries, Inc. | 2016 Investor Day

Engineered Support Structures Market Context Strong Growth in Key Sub-Segments ESS Utility 75 Valmont Industries, Inc. | 2016 Investor Day 1 OECD telecom estimate covers only OECD members plus Brazil, China, and India. NOTE: Figures may not sum due to rounding. SOURCE: OECD; IHS Global Insight; GWI; IEA; McKinsey Global Institute analysis

Engineered Support Structures Market Context Fragmented Market Provides Inorganic Growth Potential Other $5B market. Valmont is Clear Leader and Only Global Player 76 Valmont Industries, Inc. | 2016 Investor Day

Engineered Support Structures Core Strategy Deploying An Unmatched Global Supply Network Winning An Increasingly Globalized Competition Delivering A Broad Value Proposition Leveraging Scale In Engineering & Breadth Of Product Line 77 Valmont Industries, Inc. | 2016 Investor Day Positioned To Grow Organically & Inorganically Through The Cycle Intensifying Operational Focus Deep Institutional Knowledge Across The Value Chain Driving Global Growth

Engineered Support Structures Driving Profitable Growth Deploying an Unmatched Global Supply Chain Global Steel Costs and Growing Experience Curves are Changing the Game 78 Valmont Industries, Inc. | 2016 Investor Day Global Sourcing in 2016 Steel Cost Differentials + growing Labor & Overhead savings + Declining Freight Costs 20% landed cost savings + Global sourcing learning curve = Global Sourcing Very Compelling Global Sourcing in 2005 Labor & Overhead savings largely offset by Freight Costs - Bulky and Heavy Products Single digit landed cost savings + Long lead times & coordination challenges = Industry remains Locally Focused

Engineered Support Structures Driving Profitable Growth Finland Poland Estonia Netherlands UK Canada France USA China Morocco India Philippines Australia Deploying an Unmatched Global Supply Chain and Driving Growth Commercial Reach & Low Cost Supply Chain are Unique Competitive Advantages 79 Valmont Industries, Inc. | 2016 Investor Day

Engineered Support Structures Driving Profitable Growth Intensifying Operational Focus Leveraging Deep Institutional Knowledge Across the entire value chain Focus on the critical few Execute with intensity and rigor Near Term Targets… Lower Lower Lower Material Costs Conversion Costs Freight Costs Commercial Excellence Leverage Scale, Apply Benchmarks, Focus on Critical Few 80 Valmont Industries, Inc. | 2016 Investor Day

Broadening our Competitive Advantage Driving Profitable Growth RESEARCH DESIGN SOURCE MAKE MARKET SELL SERVICE & Apps Delivering a Broad Value Proposition Growing Markets & Driving New Specifications – Offering Technical Innovation, Optimal Material Choices Aesthetics With unmatched responsiveness and quality and Great – – Leveraging the most powerful network of capabilities in the industry Leveraging Scale in Engineering and Breadth of Product Line 81 Valmont Industries, Inc. | 2016 Investor Day

Engineered Support Structures Case Study: Leveraging Market Reach & Global Capabilities The New Doha International Airport (NDIA) Project Project originally surfaced through Valmont India who directed it to Valmont France Valmont France won the $20M+ project over several other competitors Technical innovation, design aesthetics, & project management skills basis of award Success Drives Rapid Growth of Project Pipeline Throughout the Region 82 Valmont Industries, Inc. | 2016 Investor Day

Engineered Support Structures Segment Strategy Over Time Long Leverage global supply chain Intensify Operational Focus Broaden value proposition and commercial excellence Accelerate growth in less developed geographies Expand product and service offerings Acquire Develop new technology Positioned for Growth, Organized to Execute 83 Valmont Industries, Inc. | 2016 Investor Day Medium Short

Irrigation Segment Valmont Industries, Inc. | 2016 Investor Day Lennie Adams Group President

Irrigation Segment Overview Who Is Valley Irrigation? 2015 Segment Revenue $612M Locations 8 Manufacturing, 11 Warehouse, 7 Sales in 10 countries Employees 1,700 Global Distribution ~ 500 Independent Dealers, 4 Distribution Centers First to commercialize Center Pivot irrigation in 1954 The global leader & world’s most trusted center pivot brand Vertically integrated from pipe manufacturing through galvanizing operations Largest, most diverse dealer network in the irrigation industry Most “connected” irrigation equipment of any other brand in the world Valley® is The Leader in Precision Irrigation 85 Valmont Industries, Inc. | 2016 Investor Day

Irrigation Key Points Long Term Historical Financial Performance is Strong Several Key Business Drivers Enabling Global Growth Leading Industry Position – – – World’s #1 Brand – Valley We Created The Industry Global Dealer Strength Several Growth Strategies Technology Leadership Is Providing a Strong Growth Trajectory 86 Valmont Industries, Inc. | 2016 Investor Day

# Valley Products & Solutions

## Valley Product Breadth

- Center Pivots
- Linear Machines
- Corner Machines
- Towable Machines
- Control Panels
- Remote Telemetry
- GPS
- Variable Rate Irrigation
- Scheduling
- Design

Linear Machines



Center Pivots



BaseStation 3



VRI



AgSense



Control Panels



Valmont Industries, Inc. | 2016 Investor Day

87

Global Footprint & Strength Warehousing Locations Manufacturing Locations Sales Offices 88 Valmont Industries, Inc. | 2016 Investor Day

Education & Training Competitive Differentiator Internal Facing External Facing Established in 2013 Global Reach Classroom & Online Available in 5 Languages 234 courses available Since inception 35K courses completed 4K learners enrolled Established in 2015 Thought leadership Online Grower education focus Specific equipment training 89 Valmont Industries, Inc. | 2016 Investor Day

Historical Revenue Performance 1985 – 2015 30 year CAGR = 6.96% 20 year CAGR = 6.25% 10 year CAGR = 7.68% 5 year CAGR = 1.48% $M 900 800 700 600 500 400 300 200 100 0 1985 1986 1987 1988 1989 1990 1991 1992 1993 1994 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Valmont Global Irrigation Sales 90 Valmont Industries, Inc. | 2016 Investor Day

Historical Operating Profit Historical Performance Operating Profit % Operating Profit (Millions) 25.0% $250 20.2% 20.0% $200 15.0% $150 10.0% $100 5.0% $50 0.0% $0 2015(1) 2006 2007 2008 2009 2010 2011 2012 2013 2014 Operating Profit OP percent (1) Before restructuring, impairments and certain non-recurring charges. See the Company’s Reg G reconciliation at end of presentation. 91 Valmont Industries, Inc. | 2016 Investor Day 21.3% $206 17.9% 15.2% 16.5% 18% 14.5% 15.4% $170 12.0% $152 11.6% $132 $109 $93 $79 $70 $48 $48

The Global Irrigation Story Irrigated Land Produces More Crop & More Value Type of Irrigation Efficiency Range Total Cultivated Area under Irrigation 20% Drip 75-95% Mechanized Irrigation Supports Global Sustainability Total Production Output on Irrigated Land Reduced: Tillage/Soil Erosion, reduced Run-off, leaching of applied water Lower energy inputs Increased Yield Allows for “Spoon Feeding of the Crop;” Greater Water Efficiencies vs. Flood Irrigation Total Crop Value coming from Irrigated Land 60% 92 Valmont Industries, Inc. | 2016 Investor Day Mechanized (Pivot) 75-95% Gravity/Flood 50-85%

Irrigated Acres 2013 – Total (55.3M Acres) USA Irrigated Acres Mechanized 48% Travelers 1% Valley Equipment by Crop Type Hand Move 1% Permanent 3% Grains 4% Potatoes 5% Other 4% Side Roll 3% Cotton 7% Sub-Surface Drip 1% Corn & Beans 58% Surface-Low Flow Drip 7% Hay Crops 22% Flood 36% Source: Valmont Source: 2013 Farm and Ranch Irrigation Surveys USDA, National Agricultural Statistics Service 2012 Census of Agriculture, Vol. 3, Nov. 2014 93 Valmont Industries, Inc. | 2016 Investor Day Where we Play

Macro Drivers Source: virtus-equipment.com 94 Valmont Industries, Inc. | 2016 Investor Day Increasing global population, becoming more urban Increasing income / meat consumption in developing countries Increasing non-food agricultural products, such as fiber and biofuels Global agricultural output must double by 2050

# Efficient Water Usage

## Limited Fresh Water Requires Efficient and Effective Use

**All Earth's Water**

**Freshwater**

**Use of accessible Freshwater**



Salt Water
Freshwater ~3%
Ice Caps
Other Freshwater ~1/3
All Other
Agriculture ~2/3

Source: FAO

## Agriculture Uses Two-thirds of Available Fresh Water

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Valley Long-Term Strategy Mission: To Be The Leader In Efficient Use Of Water For Agriculture Continue International Market Penetration & Development Drive Lean Operational Excellence Continue Technology Leadership & Innovation 96 Valmont Industries, Inc. | 2016 Investor Day 3 2 1

Increase Global Penetration Go-To-Market Value Proposition Total Life Cycle Cost Value vs. Price Leverage Valley Brand Penetrating with strong branding Invest In Local Presence Valley University & Training Cultivating Strong Local Relationships Service & After Sales Support 97 Valmont Industries, Inc. | 2016 Investor Day

Driving Lean Operational Excellence Lean is Critical for Valley to Win Globally Safety, Quality, Delivery & Cost Why Do We do it? Flex Capacity Cost Containment/Reduction Standard Work Eliminate Waste Implement Best Practices Globally Leverage Best Cost Global Production & Sourcing Split Shipment Model Dealer Stocking Kits It is a “Journey Not A Destination” 98 Valmont Industries, Inc. | 2016 Investor Day

Valley Technology Leadership Significant Valley Firsts in the Irrigation Market 1950 1970 1980 1990 2000 2010 2014 1975 – Introduces the Corner machine for bringing extra acres into production 1990 – Launches the first computerized irrigation control panel 2010 – Introduces Variable Rate Irrigation 1995 – PocketPro allows for remote control & monitoring from a mobile device 1954 – Introduces the Center Pivot 1983 – Brings remote monitoring and control to the market 2014 – Acquires 51% ownership in AgSense 2008 – Introduces GPS position ready control panels 1991 – Introduces BaseStation 99 Valmont Industries, Inc. | 2016 Investor Day

Valley Remote Monitoring & Control Most Robust & Versatile Telemetry Solutions in the Market Customized Enterprise Solution On-Farm Server Targeted to Large Farms Cloud-Based Connection Targeted to Small-Medium Farms Low Initial Investment For User Subscription Based Reoccurring Software Maintenance Model Revenue Model 100 Valmont Industries, Inc. | 2016 Investor Day

Shifting Focus To Remote Monitoring & Control Leadership North America has Approximately 265,000 Installed Mechanical Irrigation Machines Approximate Share Connected North American Machines * All Others Valley/AgSense Source: 3rd Party Market Study Currently Only 1/4 Of All Machines In North America Are Connected; Massive Market Potential 101 Valmont Industries, Inc. | 2016 Investor Day

Simplifying Data Grower in Today’s World Overwhelmed with Disparate Data that Does Not Easily Integrate Across Systems Crop Prices Soil Composition Pump Control Weather Fertilizer Prescription Flow Rate Yield Analysis Soil Moisture VRI Prescription Equipment Maintenance Seed Prescription Crop Health Pivot Operation Water Usage 102 Valmont Industries, Inc. | 2016 Investor Day

Enabling The Grower’s Data Valley Irrigation Exchange Enables The Grower Irrigation Exchange creates organization & ease of data transfer Provides seamless integration of Irrigation data into other Farm Management Applications Provides Real-time Irrigation data to be sent anywhere the grower desires The Grower owns & controls their data – they hold the key to making the connection and sending/receiving data 103 Valmont Industries, Inc. | 2016 Investor Day Valley currently has 34 API partners in various stages of development & implementation for Irrigation Exchange

WEATHER MAPS WEATHER FORECASTS RAIN, HUMIDITY, TEMPERATURE SENSORS WEATHER DATA APPLICATION FARM PERFORMANCE DATABASE IRRIGATION EXCHANGE ol( .. SEED DATABASE SEED OPTIMIZATION APPLICATION .._ _ COMBINE HARVESTERS Source: Harvard Business Review, Valmont 104 Valmont Industries, Inc. | 2016 Investor Day

Summary Valley Delivers Strong Reliable Historic Financial Performance The Global Industry Leader Brand Leader Price Leader Technology Leadership Highest Quality, Proven Durability & Reliability Global Distribution Network Leadership Deep, Long Lasting relationships with Invest in Education & Training our Dealers Global Manufacturing Excellence Strategic Geographic Positioning Leverage All Facilities for Best Cost 105 Valmont Industries, Inc. | 2016 Investor Day

Operational Excellence Valmont Industries, Inc. | 2016 Investor Day Barry Ruffalo Executive Vice President, Operational Excellence

The Valmont Way The Valmont Way is how we will conduct business at Valmont. It must be our competitive advantage and will represent our roadmap to excellence Operating Philosophy Independent division management leveraging common corporate processes across businesses Value creation and growth facilitated by developing, identifying and sharing best practices Relentless focus on the customer Employee engagement to create ownership 107 Valmont Industries, Inc. | 2016 Investor Day

The Valmont Way Exceptional Customer Service Operational Excellence Core Values Focus on Customer Service as a true differentiator Engaging employees to solve problems, create uniform processes, and utilize Lean tools Living the Core Values every day 108 Valmont Industries, Inc. |  2016 Investor Day

The Valmont Way – Plan Disciplined planning is key to good execution Each process is not an event but part of our normal operating cycle Rigor in capital spend and utilization review Market & Economic Analysis Forecast Strategic Planning Organizational Capability Assessment Annual Operating Plans Strategic Planning Annual Operations Plan Capital Allocation Foundation 109 Valmont Industries, Inc. | 2016 Investor Day

The Valmont Way – Do Execute Strategy Deployment – Aligned resources, objectives, and metrics of goals at all levels of the organization Deploy Lean – Playbook Execution, Aligned and Cascaded Lean Committees, Training Program, Support Leverage Playbooks – Lean, Safety, Environmental, Sustainability, Procurement Strategy Deployment Leverage Playbooks Employee Engagement Foundation 110 Valmont Industries, Inc. | 2016 Investor Day

The Valmont Way – Check Drive accountability Assess market dynamics SQDC Board Utilization Business Results Sales Cost Profit Valmont Way Meeting -Evaluate Scorecards Market assessment Customer engagement Key Performance Indicators Safety, Quality, Delivery and Cost Working Capital Strategy Deployment Working on the business Scorecard Review Foundation 111 Valmont Industries, Inc. | 2016 Investor Day

The Valmont Way – ACT Every person and business within Valmont must ACT: Act involves understanding variances. Better than plan? New baseline for future plans which supports continuous improvement Share best practices Worse than plan? Find root cause Corrective actions and counter measures implemented Best Practice sharing Problem Solving Countermeasure creation Basis for Continuous Improvement Foundation 112 Valmont Industries, Inc. | 2016 Investor Day

The Valmont Way Valmont Way Provides the Tools: Leadership Creates the Spirit Strategy Deployment Leverage Playbooks Employee Engagement Valmont Way Meeting -Evaluate Scorecards Market assessment Customer engagement Best Practice sharing Problem Solving Countermeasure creation Basis for Continuous Improvement Strategic Planning Annual Operations Planning Capital Allocation Foundation 113 Valmont Industries, Inc. | 2016 Investor Day

Financial Review Valmont Industries, Inc. | 2016 Investor Day Mark Jaksich Executive V.P. and CFO

2015 Results 2015 Sales & OI Contracted 16% & 34%, Respectively, Amidst Deep Cyclical Pressure Sales Operating Income $3,123 $358 GAAP (63%) 2014 2015 2014 2015 Adj. EPS $8.17 $5.63 (31%) Adj. OI% 11.5% 9.1% EPS $7.09 $1.71 (76%) OI% 11.5% 5.0% (1) Before restructuring, impairments and certain non-recurring charges. See the Company’s Reg G reconciliation at end of presentation. Believe Adjusted EPS of $5.63 At Trough Level 115 Valmont Industries, Inc. | 2016 Investor Day $237 Adj. GAA $132 $2,619 YoY Change (34%) Ex. FX (30%) YoY Change (16%) Ex. FX (10%)

2015 Revenue and Operating Income – By Newly Announced Segment Structure $ millions Net Sales $2.6B Adjusted Operating $237M* Income 23% 24% 28% 33% 13% 21% 26% 10% 18% ESS Utility Coatings Energy and Mining Irrigation ESS Utility Coatings Energy and Mining Irrigation Adjusted Operating income is before restructuring, impairment and certain non-recurring charges. Percentages are calculated before Net Corporate Expense and “Other” See the Company’s Reg G reconciliation at end of presentation. 116 Valmont Industries, Inc. | 2016 Investor Day

2015 Results – Segment Revenue Contraction Was Broad-Based Across The Portfolio 2015 YoY Change In Revenue Energy and Mining ESS 2% Utility Coatings Irrigation (16%) -25% -28% Revenue Decrease Absent FX is 10% 117 Valmont Industries, Inc. | 2016 Investor Day Total Company -8% -18%

2015 Revenue By Geography 39% of Revenue Is Outside US, Where Dollar Strength Exacted Its Toll Revenue by Geography Other 6% Asia 7% EMEA United States 61% ANZ 13% Sales OI $188 $17 2015 FX Impact: Currencies Most Affecting Translation Were Euro, Australian Dollar and Brazilian Real 118 Valmont Industries, Inc. | 2016 Investor Day

2015 Restructuring Recap Cost - $39.8 million – 50% Cash, 50% Non-Cash Benefits - $30 million annualized savings – Rationalized Footprint But Maintained Ability to Serve Markets 1. 2. Australia: Reduced sites from 37 to 30 (manufacturing & distribution) North America: Consolidated 5 manufacturing plants Asia: Closed 2 manufacturing locations sites into existing 3. – Reduced Headcount = Lower Cost Structure 700 personnel, or 7% of global workforce Resulted from footprint consolidation and other Reduced occupancy costs with fewer locations actions – Potential Future Actions – Expand Back-office Functional Consolidations 119 Valmont Industries, Inc. | 2016 Investor Day

Cycle Dynamics – Revenue and Operating Income 2013 Was Top Of The Cycle For Valmont… $m $3.5 16.0% 14.0% $3.0 12.0% $2.5 10.0% $2.0 8.0% $1.5 6.0% $1.0 4.0% $0.5 2.0% $- 0.0% 2010 2011 2012 2013 2014 2015 1 Excluding impact of restructuring, impairment and certain non-recurring charges. Please see Company’s Reg. G table at end of presentation. …With $3.3B Revenue And 14.3% Operating Income At The Peak 120 Valmont Industries, Inc. | 2016 Investor Day 14.3% $3.3 11.5% $3.1 12.6% $3.0 9.9% $2.7 (1) 9.1% 5.0% GAAP(1) $2.6 9.0% $2.0

Cycle Dynamics – Segment EBITDA EBITDA Peaked In 2013 But Still Very Strong At Cyclical Trough* $M Segments have different drivers – variations amongst the total are less than individual segments. $630 $600 $500 $400 $372 $300 $200 $100 $0 2010 2011 2012 2013 2014 2015 Irrigation Utility ESS Coatings Energy and Mining * Excludes restructuring charges, impairments and significant one-time adjustments. Please see Company’s Reg. G table at end of presentation. Irrigation And Utility Are Highest Impact Segments Over This Period of Time 121 Valmont Industries, Inc. | 2016 Investor Day $501 $504 $383 $289

Cycle Dynamics - Free Cash Flow Free Cash Flow Has Been Robust Throughout The Cycle… $ millions $290 $100 2010 2011 2012 2013 2014 2015 …Averaging $150M Annually 122 Valmont Industries, Inc. | 2016 Investor Day $116 $227 $101 $67

Balance Sheet – 2015 Goal: Maintain Investment-grade rating; Keep Debt/EBITDA from 1.5 to 2.5x Free Cash Flow $227M S&P BBB+ Negative Total Debt $766M 2.66x Debt/Adjusted EBITDA Adj. Debt/Capital 43% See the Company’s Reg G reconciliation at end of presentation. 123 Valmont Industries, Inc. | 2016 Investor Day Adjusted Moody’s Baa3 Stable Cash At 12/31 $349M ($283 Ex. US) Credit Rating 2015 Actual

Liquidity and Debt Maturities More Than Ample Liquidity And Debt Is Mostly Long Dated Maturities $349M Cash $600M Revolver With Accordion Feature $250 $250 $250 $200M – None Drawn Avg. FCF ~$150M ($227M in ’15) '16 '17 '18 '19 20 '44 '54 124 Valmont Industries, Inc. | 2016 Investor Day No Issue With Maturities Liquidity > $1 B Debt Maturities Liquidity

Capital Allocation Philosophy Shareholders Working Capital Investment to Support Sales Growth Acquisitions Must Fit Strategically Dividends – targeted payout ratio of 15% of earnings Clear path to returns exceeding cost of capital within 2-3 years Capital Expenditures - $60M to $80M annually Share repurchase at opportunistic times 125 Valmont Industries, Inc. | 2016 Investor Day Share Repurchase $500M authorization from May 2014, completed May 2015 Additional $250M authorized February 2015; $179M remaining Share repurchase will be opportunistic and supported by free cash flows Return Cash to Bolt-on Acquisitions Support Growth & Operations of Existing Businesses

Capital Deployment Track Record Excess Capital Increasingly Allocated To Repurchase At This Stage In Cycle $686 $164 2010 2011 2012 2013 2014 2015 Dividends Share Repurchase Acquisitions Capital Spending 126 Valmont Industries, Inc. | 2016 Investor Day $301 $195 $263 $103

Dividend Dividend Is An Important Commitment – Has Increased 13 Out of last 15 Years Dividend Per Share $1.50 '00 '05 '10 '15 Remains A Key Element of Shareholder Return 127 Valmont Industries, Inc. | 2016 Investor Day 15 Year CAGR = 12.4% $0.65 $0.34 $0.26

Growth Track Record: Organic and Acquisition $B 3.5 3.0 2.5 2.0 1.5 1.0 0.5 0.0 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 Organic Acquisitions 132 Valmont Industries, Inc. | 2016 Investor Day 15-Yr Total Growth Rate of 14% 15-Yr Organic Growth Rate of 3%

Acquisition Strategy Is Disciplined Three Critical Hurdles Ability to Leverage Target Market Product Competency Cultural Fit Business Outlook Growth prospects and business drivers Industry structure and position Financial performance Financial Projections Path to beat after-tax cost of capital (8.5% after-tax) within 2-3 years 129 Valmont Industries, Inc. | 2016 Investor Day

2016 Outlook – Key Market Assumptions Expecting Slightly Lower Revenue Revenue Modest volume decline vs. 2015 Reasonable N.A. pricing backdrop Stable markets for lighting, communication Irrigation ESS Coatings GDP level growth Energy and Mining Utility NPI Drives modest growth Pricing pressures continue Productivity initiatives to support profitability growth Continued weakness in oil & gas No improvement in mining Diversify revenue by entering new markets 130 Valmont Industries, Inc. | 2016 Investor Day

2016 Guidance Re-establishing Full Year EPS Guidance in 2016 General Assumptions: FX Rates Similar to Current Rates Stable raw material costs $6.31 - $6.47 See the Company’s Reg G reconciliation at end of presentation. 131 Valmont Industries, Inc. | 2016 Investor Day 2016 Productivity Improvements Possible Market Contraction Acquistion Share Repurchase Tax Rate Cost Take-Out FX 2015 $5.63

Long-Term Financial Objectives Objectives Provide Roadmap For Substantial Shareholder Value Creation Metric Goal 5 yr. Average Revenue Growth 5-10% 9.2% EPS Growth > 10% 9.5% ROIC > 10% 11.6% Free Cash Flow Conversion > 1.0x net earnings 0.82 132 Valmont Industries, Inc. | 2016 Investor Day

Summary Portfolio of businesses with attractive secular growth characteristics 2015 revenue contraction was unusual – – Cyclical businesses with drivers that historically did not correlate All segments endured downward market pressure Excluding exacerbated macro weakness, appear to be at or near cycle trough – Pressures easing for remainder of portfolio but still present More aggressive restructuring and disciplined cost management will enable EPS growth in revenue neutral 2016 Cash flow and balance sheet have remained strong through the cycle Valmont is well-positioned for continued long-term growth and sensible capital allocation 133 Valmont Industries, Inc. | 2016 Investor Day

Valmont Industries, Inc. | 2016 Investor Day Q&A 2 0 1 6 I N V E S T O R D AY

Valmont Industries, Inc. | 2016 Investor Day Lunch 2 0 1 6 I N V E S T O R D AY

Appendix 1 Reg G Valmont Industries, Inc. | 2016 Investor Day

# Reg G Reconciliation

**SUMMARY OF EFFECT OF SIGNIFICANT NON-RECURRING ITEMS ON REPORTED RESULTS**

Unaudited and (Dollars in thousands, except per share amounts)

The non-GAAP tables below disclose the 2015 impact on (a) diluted earnings per share of (1) restructuring costs, (2) goodwill and trade name impairment charges, and (3) other non-recurring expenses (b) operating income of restructuring costs, impairments, and non-recurring expenses (c) segment operating income of restructuring costs, impairments, and non-recurring expenses. For 2014, the non-GAAP table discloses the impact on diluted earnings per share of (1) the debt refinancing activities and (2) the non-cash mark-to-market for our shares of Delta EMD. Amounts may be impacted by rounding. We believe it is useful when considering company performance for the non-GAAP adjusted net earnings and company and segment operating income to be taken into consideration by management and investors with the related reported GAAP measures.

| | Year-to-Date Dec. 26, 2015 | Diluted earnings per share |
|---|---|---|
| Net earnings (loss) attributable to Valmont Industries, Inc. - as reported | $ 40,117 | $ 1.71 |
| Restructuring expenses - after tax | 28,167 | 1.20 |
| Impairment of goodwill and trade names - after tax | 40,140 | 1.72 |
| Other non-recurring charges - after-tax * | 23,374 | 1.00 |
| Net earnings attributable to Valmont Industries, Inc. - Adjusted | $ 131,798 | $ 5.63 |
| Average shares outstanding (000's) - Diluted | | 23,405 |

| | Year-to-Date Dec. 27, 2014 | Diluted earnings per share |
|---|---|---|
| Net earnings attributable to Valmont Industries, Inc. - as reported | $ 183,976 | $ 7.09 |
| Costs related to refinancing of debt - after tax | 24,171 | 0.93 |
| Fair market value adjustment, Delta EMD - after-tax | 3,796 | 0.15 |
| Net earnings attributable to Valmont Industries, Inc. - Adjusted | $ 211,943 | $ 8.17 |
| Average shares outstanding (000's) - Diluted | | 25,932 |

| | Year-to-Date Dec. 26, 2015 |
|---|---|
| *Operating Income Reconciliation* | |
| Operating income (loss) - as reported | $ 131,695 |
| Restructuring expenses - before tax | 39,852 |
| Impairment of goodwill and trade names - before tax | 41,970 |
| Other non-recurring charges* | 24,010 |
| Adjusted Operating Income | $ 237,527 |
| Net Sales | $ 2,618,924 |
| Operating Income as a % of Sales | 5.0% |
| Adjusted Operating Income as a % of Sales | 9.1% |

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# Reg G Reconciliation (continued)

| | *For the Year Ended Dec. 26, 2015* | | | | | |
|---|---|---|---|---|---|---|
| Segment Operating Income Reconciliation | **Engineered Support Structures** | **Energy & Mining** | **Utility Support Structures** | **Coatings** | **Irrigation** | **Other/ Corporate** |
| Operating income (loss) - as reported | $ 59,592 | (18,762) | 37,847 | 27,369 | 84,537 | (58,888) |
| Restructuring expenses | 9,279 | 7,069 | 5,192 | 6,580 | 1,277 | 10,455 |
| Other non-recurring charges* | - | - | 17,001 | - | 7,009 | - |
| Impairment of goodwill and trade names | - | 24,640 | - | 16,730 | - | 600 |
| Adjusted Operating Income | $ 68,871 | $ 12,947 | $ 60,040 | $ 50,679 | $ 92,823 | $ (47,833) |
| Net sales | $ 771,453 | 337,859 | 674,577 | 302,385 | 612,201 | |
| Operating Income as a % of Sales | 7.7% | -5.6% | 5.6% | 9.1% | 13.8% | NM |
| Adjusted Operating Income as a % of Sales | 8.9% | 3.8% | 8.9% | 16.8% | 15.2% | NM |

* Other non-recurring charges (pre-tax) are the provision for the Utility commercial settlement and the allowance for doubtful China receivable (Irrigation). On an after-tax basis, the line also includes $7.1 million of deferred income tax expense due to a 2% decrease in the U.K. corporate tax rate.

NM - Not Meaningful

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# Calculation of Annual TVI

TVI is calculated as Operating Income (after-tax) less 8.5% times the average of beginning and ending Invested Capital. Invested Capital represents total assets minus total liabilities (excluding interest-bearing debt).

| | 2001 | 2002 | 2003 | 2004 | 2005 | 2006 | 2007 | 2008 | 2009 |
|---|---|---|---|---|---|---|---|---|---|
| **TVI Calculation** | | | | | | | | | |
| Operating Income | $ 65,021 | $ 70,289 | $ 54,623 | $ 70,112 | $ 82,863 | $ 110,085 | $ 155,626 | $ 228,591 | $ 237,994 |
| Tax rate | 36.9% | 36.5% | 36.3% | 36.0% | 37.8% | 32.0% | 31.4% | 34.2% | 32.2% |
| Tax effected Operating Income | $ 41,028 | $ 44,634 | $ 34,795 | $ 44,872 | $ 51,541 | $ 74,858 | $ 106,759 | $ 150,413 | $ 161,360 |
| | | | | | | | | | |
| Total Assets | 588,897 | 578,571 | 604,797 | 836,108 | 802,042 | 892,310 | 1,052,613 | 1,326,288 | 1,302,169 |
| Less: Accounts payable | (57,027) | (55,198) | (63,256) | (69,979) | (90,674) | (103,319) | (128,599) | (136,868) | (118,210) |
| Less: Accrued expenses | (58,042) | (69,828) | (55,856) | (66,506) | (67,869) | (79,699) | (102,198) | (119,858) | (122,532) |
| Less: Dividends Payable | (1,598) | (1,792) | (1,921) | (1,932) | (2,107) | (2,437) | (2,724) | (3,402) | (3,944) |
| Less: Defined benefit pension obligation | - | - | - | - | - | - | - | - | - |
| Less: Deferred compensation | - | - | - | - | - | - | (18,309) | (16,721) | (20,503) |
| Less: Other non-current liabilities | - | - | - | - | - | - | (5,977) | (5,755) | (7,010) |
| Invested Capital | 472,230 | 451,753 | 483,764 | 697,691 | 641,392 | 706,855 | 794,806 | 1,043,684 | 1,029,970 |
| Average Invested Capital | 475,920 | 461,992 | 467,759 | 590,728 | 669,542 | 674,124 | 750,831 | 919,245 | 1,036,827 |
| | | | | | | | | | |
| Cost of Capital | 8.5% | 8.5% | 8.5% | 8.5% | 8.5% | 8.5% | 8.5% | 8.5% | 8.5% |
| Required Capital | 40,453 | 39,269 | 39,759 | 50,212 | 56,911 | 57,300 | 63,821 | 78,136 | 88,130 |
| | | | | | | | | | |
| TVI in Excess of Cost of Capital | $ 575 | $ 5,364 | $ (4,965) | $ (5,340) | $ (5,370) | $ 17,557 | $ 42,939 | $ 72,277 | $ 73,230 |

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# Calculation of Annual TVI (continued)

| | 2010 | | 2011 | 2012 | 2013 | 2014 | 2015 | |
|---|---|---|---|---|---|---|---|---|
| **TVI Calculation** | | | | | | | | |
| Operating Income | $ 193,720 | 3 | $ 263,310 | $ 382,296 | $ 473,069 | $ 357,716 | $ 237,520 | 1 |
| Tax rate | 36.0% | | 30.2% | 35.2% | 35.1% | 33.4% | 32.2% | 2 |
| Tax effected Operating Income | $ 123,981 | | $ 183,790 | $ 247,728 | $ 307,022 | $ 238,239 | $ 161,039 | |
| | | | | | | | | |
| Total Assets | 2,090,743 | | 2,306,076 | 2,568,551 | 2,776,494 | 2,729,668 | 2,399,428 | |
| Less: Accounts payable | (179,814) | | (234,537) | (212,424) | (216,121) | (196,565) | (179,983) | |
| Less: Accrued expenses | (153,686) | | (157,128) | (180,408) | (194,527) | (176,431) | (175,947) | |
| Less: Dividends Payable | (4,352) | | (4,767) | (6,002) | (6,706) | (9,086) | (8,571) | |
| Less: Defined benefit pension obligation | (104,171) | | (68,024) | (112,043) | (154,397) | (150,124) | (179,323) | |
| Less: Deferred compensation | (23,300) | | (30,741) | (31,920) | (39,109) | (47,932) | (48,417) | |
| Less: Other non-current liabilities | (47,713) | | (41,418) | (44,252) | (51,731) | (45,541) | (40,290) | |
| Invested Capital | 1,577,707 | | 1,769,461 | 1,981,502 | 2,113,903 | 2,103,989 | 1,766,897 | |
| Average Invested Capital | 1,303,839 | | 1,673,584 | 1,875,482 | 2,047,703 | 2,108,946 | 1,935,443 | |
| | | | | | | | | |
| Cost of Capital | 8.5% | | 8.5% | 8.5% | 8.5% | 8.5% | 8.5% | |
| Required Capital | 110,826 | | 142,255 | 159,416 | 174,055 | 179,260 | 164,513 | |
| | | | | | | | | |
| TVI in Excess of Cost of Capital | $ 13,155 | | $ 41,536 | $ 88,312 | $ 132,967 | $ 58,978 | $ (3,474) | |

1 Figure reported for 2015 is adjusted operating income. See the Company's Reg. G reconciliation at the beginnir
For purposes of this calculation, management has added back $41,970 of goodwill and intangible asset impairments, $39,852 of restructuring expense, $17,000 of expense related to the utility commercial settlement, and the $7,003 allowance for a Chinese receivable.

2 The effective tax rate in 2015 excludes the effects of the goodwill impairments which are not deductible for income tax purposes and the $7.1 million deferred income tax expense recognized as a result of the U.K. corporate tax rate decreasing from 20% to 18%.
The effective tax rate in 2015 including these items is 50.7%.

3 The Company incurred certain expenses in 2010 associated with the acquisition of Delta plc (Delta).
The expenses included $15,307 of SG&A expenses related to the Company's evaluation of Delta and other required expenses associated with the Company's offer and ongoing integration.
GAAP operating income for 2010 was $178,413.

Valmont Industries, Inc. | 2016 Investor Day

140

Calculation of Adjusted EBITDA Contribution by Segments 141 Valmont Industries, Inc. | 2016 Investor Day 2015 2014 2013 2012 2011 Net earnings attributable to Valmont Industries, Inc. $40,117 $183,976 $278,489 $234,072 $228,308 Interest expense 44,621 36,790 32,502 31,625 36,175 Income tax expense 47,427 94,894 157,781 126,502 4,590 Depreciation and amortization expense 91,144 89,328 77,436 70,218 74,560 EBITDA 223,309 404,988 546,208 462,417 343,633 Impairment of goodwill and intangible assets 41,970 - - - - Restructuring expense 39,852 - - - - Other non-recurring transactions 1 24,003 - - - - Debt refinancing costs, pre-tax - 38,704 - - - Adjusted EBITDA $329,134 $443,692 $546,208 $462,417 $343,633 Corporate and Other segment EBITDA ($40,416) ($53,618) ($79,582) ($40,263) ($36,717) Total Adjusted EBITDA Provided by Segments $ 369,550 $ 497,310 $ 625,790 $ 502,680 $ 380,350 1 Other non-recurring transactions in 2015 are the $7,003 allowance for doubtful accounts recorded in the Irrigation segment for a Chinese receivable and $17,000 accrual recorded for the utility commercial settlement.

Appendix 2 Management Biographies Valmont Industries, Inc. | 2016 Investor Day

Mogens C. Bay Chairman and Chief Executive Officer Joined Valmont in 1979 – – – – Chairman and CEO (1997) President President President and and and CEO (1993) General Manager, General Manager, Valmont Irrigation Valmont International Prior Experience – Manager, East Asiatic Company – China (1974 – 1978) Vejle Gymnasium, Denmark (1968) EAC College of International Business, Denmark (1973) AMP Harvard Business School (1984) Military Service: Royal Guard of the Danish Army 143 Valmont Industries, Inc. | 2016 Investor Day

Mark C. Jaksich Executive Vice President and Chief Financial Officer Joined Valmont in 1983 – – – – – – CFO 2014 to present Vice President and Corporate Controller Controller International Division Manager Internal Audit Assistant Controller Retail Irrigation Auditor Peat Marwick & Mitchell (now KPMG) 1979-1983 BS – University of Nebraska at Omaha MBA – University of Nebraska at Omaha Certified Public Accountant Certified Management Accountant (1992) 144 Valmont Industries, Inc. | 2016 Investor Day

Lennie Adams Group President Global Irrigation Segment Joined Valmont in 1978 – – – – Vice President Operations Poles Vice President and General Manager, President Coatings and Tubing Tubing President North America Irrigation and Tubing BS Accounting, Wayne State University, Nebraska Received CPA designation (1991) Executive MBA, Stanford University (1996) 145 Valmont Industries, Inc. | 2016 Investor Day

Barry A. Ruffalo Executive Vice President and Group President Energy and Mining Joined Valmont in 2015 20+ years industry experience – 9 years with Lindsay Corporation President – Irrigation President – Infrastructure 11 years with Joy Global & Case New Holland Joy Global – Director of North America Operations CNH – Global Product line P&L and Operations – BS University of Wisconsin, Madison (1993) MS University of Wisconsin, Madison (1995) 146 Valmont Industries, Inc. | 2016 Investor Day

Rick Cornish Group President Global Coatings Joined Valmont in 1996 as Founding Member of Coatings Division Previously with Kinark (1988 – 1996) – Several roles of increasing responsibility, including President of Galvanizing Operations Vice BS Business, University of Kansas, MBA University of Tulsa, (1987) (1978) Military Service: Naval Captain 147 Valmont Industries, Inc. | 2016 Investor Day

Stephen G. Kaniewski Group President Utility Support Structures Joined Valmont in 2010 – – Vice President of Information Technology (IT) Vice President of Global Operations, Irrigation Division 20+ years industry experience – – Belden (1999 – 2010) 11 years working overseas 8 years – Mexico 3 years – EMEA, India and China Career split between operations and IT BS Sociology, Santa Clara University (1994) 148 Valmont Industries, Inc. | 2016 Investor Day

David M. LeBlanc Group President Engineered Support Structures Joined Valmont in 2015 25 – – year career managing global industrial businesses 20+ years with Lincoln Electric, leader in arc welding products Overseas assignments 8 5 3 years years years – – – Mexico City Europe China – Early career with GE Plastics BS Mechanical Engineering, Rensselaer (1986) MBA, Harvard University (1994) Polytechnic Institute 149 Valmont Industries, Inc. | 2016 Investor Day

Valmont Industries, Inc. | 2016 Investor Day 2 0 1 6 I N V E S T O R D AY